EXHIBIT 99.1
                                                                    ------------


               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                     OF THE

                 SERIES A CONVERTIBLE PERPETUAL PREFERRED STOCK

                                       OF


                               VERINT SYSTEMS INC.

                         (PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)

         The undersigned, being the President of Verint Systems Inc. (hereinafter called the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), in accordance with Section 151 of the DGCL, does hereby certify as follows:

         FIRST: The Certificate of Incorporation of the Corporation ( the "Certificate of Incorporation") authorizes the issuance of up to 2,500,000 shares of preferred stock, $0.001 par value (the "Preferred Stock"), in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated and expressed in a resolution or resolutions providing for the creation and issuance of any such series adopted by the Board of Directors of the Company (the "Board of Directors") prior to the issuance of any shares of such series, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation.

         SECOND: The Board of Directors, on May 4, 2007, duly adopted resolutions authorizing the creation of a new series of such Preferred Stock, to be known as "Series A Convertible Perpetual Preferred Stock," stating that 293,000 shares of the authorized and unissued preferred stock shall constitute such series, and setting forth a statement of the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

SECTION 1.   SERIES A CONVERTIBLE PREFERRED STOCK

         1.1 Designation. The series of Preferred Stock is designated and known as "Series A Convertible Perpetual Preferred Stock" (the "Series A Convertible Preferred Stock") and shall consist of 293,000 shares.

         1.2 Rank. The Series A Convertible Preferred Stock shall rank, with respect to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company, (i) senior to the common stock of the Company, par value $0.001 per share (the "Common Stock"), whether now outstanding or hereafter issued, and to each other class or series of stock of the Company established after the Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or pari passu with the Series A Convertible Preferred Stock as to payment of



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dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as "Junior Stock"); (ii) pari passu with each class or series of stock of the Company (including any series of preferred stock established after the Issue Date by the Board of Directors), the terms of which expressly provide that such class or series ranks pari passu with the Series A Convertible Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as "Parity Stock"); and
(iii) junior to each other class or series of stock of the Company (including any series of preferred stock established after the Issue Date by the Board of Directors with the approval or consent of the holders of Series A Convertible Preferred Stock pursuant to Section 4.3), the terms of which expressly provide that such class or series ranks senior to the Series A Convertible Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as "Senior Stock").

SECTION 2.    DIVIDEND RIGHTS

         2.1 Dividend Rate. (a) For so long as any shares of Series A Convertible Preferred Stock are held by Comverse Technology, Inc., a New York corporation or an affiliate thereof (the "Initial Investor"), dividends on such shares of Series A Convertible Preferred Stock held by the Initial Investor shall be payable quarterly, when, as and if declared by the Board of Directors, at the rate per annum of 4.25% per share on the Liquidation Preference (as defined in Section 3 below) in effect at such time; provided, however, that beginning on the first day (the "Reset Date") of the first quarter after the quarter in which the interest rate initially applicable to the Company's term loan facility (the "Term Loan") has been reduced by 0.50% or more, and thereafter, the dividend rate on such shares of Series A Convertible Preferred Stock held by the Initial Investor shall be reset to 3.875% per annum. If any shares of Series A Convertible Preferred Stock are transferred by the Initial Investor prior to the Reset Date, then dividends on such shares of Series A Convertible Preferred Stock held by persons other than the Initial Investor or any affiliate thereof shall be payable quarterly, when, as and if declared by the Board of Directors at the rate per annum of 4.625% per share on the Liquidation Preference in effect at such time and such dividend rate shall not be reset even if the interest rate applicable to the Term Loan is later reduced. Dividends are cumulative.

                  (b) Notwithstanding the foregoing, if the Company's stockholders have not approved the issuance of the shares of Common Stock underlying the Preferred Shares on or prior to the last day of the fiscal quarter following the date that is 180 days after the first date on which the Company is in compliance with the Securities Exchange Commission ("SEC") reporting requirements promulgated under the Securities Exchange Act of 1934, as amended (such date being the "Compliance Date"), then on such date and on the last day of each subsequent fiscal quarter the annual dividend rate of the Series A Convertible Preferred Stock will increase by 1%, unless the proxy statement referred to below is mailed in such fiscal quarter, in which case there shall be no additional increase in the annual dividend rate. If thereafter the Company mails its proxy statement relating to such stockholder approval, the dividend rate will reset to the applicable dividend rate set forth in clause (a) above beginning on the first day of the fiscal quarter after which such proxy statement was mailed.



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         2.2      Dividend Restrictions. If the Company does not declare a
dividend for payment on the regularly scheduled dividend payment date, it may not declare dividends on any Junior Stock or Parity Stock.

         2.3 Payment of Dividends. Except as described in Section 2.4 below, the Company shall make each dividend payment in the Series A Convertible Preferred Stock in cash.

         2.4 Payment of Dividends in Shares of Common Stock. To the extent that the Company determines in good faith that it is prohibited by the terms of its then-existing credit facilities, debt indentures or any other then-existing debt instruments from paying cash dividends on the Series A Convertible Preferred Stock, the Company may, in its absolute discretion, subject to the remainder of this Section 2.4, elect to make all (or, if less than all, the prohibited portion) of such dividend payment in shares of Common Stock. In order to pay dividends in shares of Common Stock, (i) the shares of Common Stock to be delivered as payment therefor shall have been duly authorized, (ii) the shares of Common Stock, once issued, shall be validly issued, fully paid and nonassessable and (iii) during the period commencing on the Compliance Date and ending on the second anniversary of such date, either (A) the Common Stock to be delivered as payment therefor shall be freely transferable by the recipient without further action on its behalf, other than by reason of the fact that such recipient is an affiliate of the Company or (B) a shelf registration statement relating to such shares of Common Stock shall have been filed with the SEC and shall be effective to permit the resale of such shares by the holders thereof. The Company will use its reasonable best efforts to maintain the effectiveness of the registration statement for one year following the delivery of such Common Stock. Common Stock issued in payment or partial payment of a dividend pursuant to this Section 2.4 shall be valued for such purpose at 95% of the average of the daily volume weighted average stock price for each of the five (5) consecutive trading days ending on the second trading day immediately prior to the record date for such dividend.

SECTION 3.    LIQUIDATION PREFERENCE.

         3.1 Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, each, a "Liquidation Event"), each holder of Series A Convertible Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to stockholders of the Company, before any distribution of assets is made on the Common Stock or any other Junior Stock, but after any distribution on any of the Company's indebtedness or Senior Stock, an amount equal to $1,000 per share of Series A Convertible Preferred Stock (the "Issue Price") held by such holder, plus an amount equal to the sum of all accrued and unpaid dividends, whether or not declared (the "Liquidation Preference"). If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed to and among the holders of shares of Series A Convertible Preferred Stock shall be insufficient to permit payment of the Liquidation Preference in full to the holders of Series A Convertible Preferred Stock, then the entire assets of the Company available for distribution to holders of Series A Convertible Preferred Stock shall be distributed to and among the holders of the shares of Series A Convertible Preferred Stock then outstanding pro rata to and among them in proportion to the full amounts of Liquidation Preference they would otherwise be entitled to receive pursuant to this Section 3.1.



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         3.2      Non-Cash Consideration. If any assets of the Company
distributed to stockholders in connection with any Liquidation Event are in a form other than cash, then the value of such assets shall be their fair market value as determined by the Board of Directors in good faith, except that any securities to be distributed to stockholders upon a Liquidation Event shall be valued as follows:

                  (a) The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be, unless otherwise specified in a definitive agreement for the acquisition of the Company giving rise to the Liquidation Event, as follows:

                           (i) if the securities are then traded on a national securities exchange, including The Nasdaq Global Market, or a similar recognized securities exchange or on a national quotation system, then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty-one
         (21) consecutive trading day period preceding the consummation of the Liquidation Event; and

                           (ii)     if (i) above does not apply but the
         securities are actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid and ask prices over the twenty-one (21) consecutive trading day period preceding the consummation of the Liquidation Event; and

                           (iii) if there is no active public market for such securities, then the value for such securities shall be the fair market value thereof, as determined in good faith by the Board of Directors as evidenced by a Board resolution thereof.

                  (b) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subparagraphs (a)(i), (ii) or (iii) of this subsection, as applicable, to reflect the approximate fair market value thereof, as determined by the Board of Directors as evidenced by a resolution of the Board of Directors.

         3.3 Notice of Liquidation Event. Written notice of any Liquidation Event stating a payment date and the place where such payments shall be made, shall be given by mail, postage prepaid, or by telecopy to non-U.S. residents, not less than ten (10) days prior to the payment date stated therein, to the holders of record of shares of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at such holder's address as shown by the records of the Company.

SECTION 4.    VOTING RIGHTS.

         4.1 Authorization of Underlying Common Stock. The Series A Convertible Preferred Stock will have no voting rights (except as required by the DGCL or as set forth in this Section 4) until the issuance of the underlying shares of Common Stock upon conversion of the Series A Convertible Preferred Stock is approved by majority vote of the Company's common stockholders (including the Initial Investor)(the "Approval Time").

         4.2 Scope. Following the Approval Time, each share of Series A Convertible Preferred Stock shall entitle its holder to a number of votes equal to the number of shares of Common Stock into which such share of Series A


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Convertible Preferred Stock is initially convertible, based on a Conversion Rate equal to the Issue Price divided by the Conversion Price in effect on the Issue Date, on all matters voted upon by the holders of Common Stock.

         4.3      Class Protective Provisions.

                  (a) So long as any shares of Series A Convertible Preferred Stock are outstanding, the approval or consent of the holders of at least 66 2/3% of the outstanding shares of the Series A Convertible Preferred Stock, voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable, will be required: (i) for any amendment of the Company's Certificate of Incorporation (by merger, consolidation or otherwise), if the amendment would alter or change the powers, preferences, privileges or rights of the holders so as to affect them adversely, (ii) to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any Senior Stock; or (iii) to reclassify any authorized stock of the Company into any Senior Stock, or any obligation or security convertible into or evidencing a right to purchase any Senior Stock, provided that no such vote shall be required for the Company to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any Parity Stock or Junior Stock.

                  (b) If the Company fails to repurchase shares of Series A Convertible Preferred Stock as required upon the occurrence of a Fundamental Change (as defined in Section 5.5(f)(iii) below), then the number of directors constituting the Board of Directors will be increased by two (2) and the holders of the then outstanding Series A Convertible Preferred Stock, voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable, shall have the right to elect two (2) directors to fill such vacancies (the "Additional Directors"). Upon repurchase of all such shares of Series A Convertible Preferred Stock, the holders of the then outstanding Series A Convertible Preferred Stock will no longer have the right to elect the Additional Directors, the term of office of each Additional Director will terminate immediately upon such repurchase of the Series A Convertible Preferred Stock and the number of directors will, without further action, be reduced by two (2).

SECTION 5. CONVERSION RIGHTS. The outstanding shares of Series A Convertible Preferred Stock shall be convertible into shares of Common Stock as follows:

         5.1 Optional Conversion. Each share of Series A Convertible Preferred Stock is convertible after the Approval Time, in whole or in part, at the option of the holder thereof, into the number of shares of Common Stock obtained by dividing (i) the Liquidation Preference then in effect by (ii) the Conversion Price (as defined below) then in effect (the "Conversion Rate"). Initially, the Conversion Rate shall be 30.6185 (i.e., 30.6185 shares of Common Stock for each share of Series A Convertible Preferred Stock being converted). As used herein, the term "Conversion Price" initially shall be $32.66, but shall be subject to adjustment as provided herein.



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         5.2      Mandatory Conversion. At any time on or after the second
anniversary of the Issue Date, the Company shall have the right (provided approval of the issuance of the underlying shares of Common Stock upon conversion of the Series A Convertible Preferred Stock has been obtained), at its option, to cause the Series A Convertible Preferred Stock, in whole but not in part, to be automatically converted into Common Stock at the Conversion Price then in effect; provided, that the Company may exercise this right only if the closing sale price of the Common Stock immediately prior to such mandatory conversion equals or exceeds:

                  o 150% of the Conversion Price, if the conversion occurs on or after the second anniversary of the Issue Date but prior to the third anniversary of the Issue Date;

                  o 140% of the Conversion Price, if the conversion occurs on or after the third anniversary of the Issue Date but prior to the fourth anniversary of the Issue Date; and

                  o 135% of the Conversion Price, if the conversion occurs on or after the fourth anniversary of the Issue Date.

         5.3 Validity of Common Stock to be Issued Upon Conversion. All shares of Common Stock which may be issued upon conversion of the shares of Series A Convertible Preferred Stock shall be validly issued, fully paid and nonassessable, and free from all liens and charges in respect of the issuance or delivery thereof, other than those imposed, created or granted by the holders of such shares of Series A Convertible Preferred Stock or such shares of Common Stock, as applicable.

         5.4 Mechanics of Conversion. Before the Company will issue any shares of Common Stock upon conversion, a holder shall surrender the certificate or certificates therefore, duly endorsed, or deliver an appropriate indemnity agreement at the office of the Company or its transfer agent, in the event that such certificate has been lost, stolen or destroyed, for the Series A Convertible Preferred Stock and in the case of a conversion pursuant to Section
5.1 above, shall give written notice to the Company of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled (together with a check payable to such holder or nominee in the amount of any cash amounts payable as a result of a conversion into fractional shares of Common Stock as provided below) as aforesaid. A certificate or certificates will be issued for the remaining shares of Series A Convertible Preferred Stock in any case in which fewer than all of the shares of Series A Convertible Preferred Stock represented by a certificate are converted. Any such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.



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         5.5      Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

                  (a)      Certain Definitions. For purposes of this Section
                           5.5:

                           (i) The term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued after the Issue Date, other than shares of Common Stock issued or issuable:

                                    (A)      upon conversion of the Series A
                  Convertible Preferred Stock;

                                    (B)      as a dividend or distribution on
                  the Series A Convertible Preferred Stock;

                                    (C)      as restricted common stock (or any
                  other form of equity award) to employees, consultants or directors pursuant to an equity incentive plan approved by the Board of Directors;

                                    (D)      upon the exercise of Options (as
                  defined in Section 5.5(a)(vii) below) or the conversion or exchange of securities outstanding as of the Issue Date or for which an adjustment to the Conversion Price has already been made;

                                    (E)      in connection with the acquisition
                  (whether by securities purchase, asset purchase, merger or otherwise) of the securities or assets of another Person by the Company approved by holders of a majority of the shares of the Series A Convertible Preferred Stock; or

                                    (F)      in an underwritten public offering.

                           (ii) "Common Stock Per Share Market Value" shall mean the price per share of Common Stock obtained by dividing (A) the Market Value by (B) by the number of shares of Common Stock outstanding (on a Fully Diluted Basis (as defined in Section 5.5(e)(ii) below)) at the time of determination;

                           (iii) The term "Convertible Securities" shall mean any evidence of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                           (iv) "Fair Market Value" shall mean, with respect to a share of Common Stock on any business day:

                                    (A)      if the Common Stock is not Publicly
                  Traded at the time of such determination, the Common Stock Per Share Market Value; or

                                    (B)      if the Common Stock is Publicly
                  Traded at the time of determination, the "market price" of the Common Stock computed as the average of the closing prices on


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                  such day of the Common Stock on all domestic securities
                  exchanges on which the Common Stock is then listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, if on any such day the Common Stock is not so listed, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten business days consisting of the day as of which "market price" is being determined and the nine consecutive business days prior to such day;

                           (v) The term "Issue Date" shall mean the date of the initial issuance of the Series A Convertible Preferred Stock to the Initial Investor.

                           (vi) "Market Value" shall mean the price that would be paid for the Common Stock of the Company on a Fully Diluted Basis on a going-concern basis in an arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), as determined by the Board of Directors in its reasonable discretion;

                           (vii) The term "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                           (viii)   "Person" shall mean any individual,
         partnership, limited partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or governmental entity.

                           (ix) "Publicly Traded" shall mean, with respect to any security, that such security is (a) listed on a domestic securities exchange, including The Nasdaq Global Market or (b) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

                  (b) Reorganization; Share Exchange; Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value, each share of Series A Convertible Preferred Stock shall, after such reorganization, share exchange or reclassification, be convertible into the kind and number of shares of stock or other securities or other property of the Company which the holder of Series A Convertible Preferred Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series A Convertible Preferred Stock immediately prior to such reorganization, share exchange, or reclassification.

                  (c) Subdivision or Combination of Shares. In case outstanding shares of Common Stock shall be subdivided, the Conversion Price shall be appropriately reduced as of the effective date of such subdivision so that the number of shares of Common Stock issuable upon conversion of any shares of Series A Convertible Preferred Stock shall be increased in proportion to such increase of outstanding shares. In case outstanding shares of Common Stock shall be combined, the Conversion Price shall be appropriately increased as of the effective date of such combination so that the number of shares of Common Stock


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issuable upon conversion of any shares of Series A Convertible Preferred Stock shall be decreased in proportion to such decrease of outstanding shares.

                  (d) Stock Dividends. In case shares of Common Stock are issued as a dividend or other distribution on the Common Stock, then the Conversion Price shall be adjusted, as of the earliest of the date of such payment or other distribution, to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the payment of such dividend or other distribution. In the event that the Company shall pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (e) Issuance of Additional Shares of Common Stock. (i) If, prior to the eighteen month anniversary of the Compliance Date, the Company issues Additional Shares of Common Stock or Convertible Securities which are convertible into Additional Shares of Common Stock without consideration, or for consideration per share, or with a per share conversion or exercise price, lower than the then current Fair Market Value of the Company's Common Stock, then in such event, the Conversion Price shall be reduced, concurrently with such issue, to an amount determined by multiplying the Conversion Price then in effect by a fraction:

                                    (A)      the numerator of which shall be (x)
                  an amount equal to the total number of shares of Common Stock outstanding immediately prior to the issuance or sale of such Additional Shares of Common Stock (the "Outstanding Common"), plus (y) the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance or sale would purchase at the then current Conversion Price, and

                                    (B)      the denominator of which shall be
                  the Outstanding Common plus the Additional Shares of Common Stock.

                           (ii) For purposes of the formula in this Section 5.5, other than the Additional Shares of Common Stock to which such calculation relates, all shares of Common Stock issuable upon the exercise of outstanding Options or issuable upon the conversion (at the Conversion Price in effect immediately before such determinations) of the Series A Convertible Preferred Stock or outstanding Convertible Securities (including Convertible Securities issued upon the exercise of outstanding Options), shall be deemed to be Outstanding Common (a "Fully Diluted Basis").

                           (iii) Determination of Consideration. For purposes of this Section 5.5(e), the consideration received by the Company for the issue or sale of any Additional Shares of Common Stock shall be computed as follows:



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                                    (A)      insofar as it consists of cash, be
                  the aggregate amount of cash received by the Company; and

                                    (B)      insofar as it consists of property
                  other than cash, be computed at the fair value thereof at the time of the issue, as determined by the Board of Directors in good faith.

                  (f)      Adjustment to Conversion Price Upon Fundamental
Change.

                  (i)

                                    (A)      If a holder exercises its right
                  pursuant to this Section 5 to convert its Series A Convertible Preferred Stock upon the occurrence of a Fundamental Change pursuant to clauses (i), (ii) or (iv) of the definition thereof that occurs prior to May 25, 2017, then (x) at the effective date of the transaction constituting such Fundamental Change (the "Effective Date" ), the right to convert Series A Convertible Preferred Stock into shares of Common Stock shall be changed into a right to convert such Series A Convertible Preferred Stock into the kind and amount of cash, securities or other property of the Company or other entity (the "Transaction Consideration" ) that the holder would have received if the holder had converted such Series A Convertible Preferred Stock immediately prior to such transaction constituting a Fundamental Change and (y) in the circumstances set forth in Section 5.5(f)(i)(B), upon conversion, such holder will be entitled to receive, in addition to the Transaction Consideration in respect of the number of shares of Common Stock equal to the Conversion Rate, additional Transactional Consideration in respect of an additional number of shares of Common Stock of the Company (the "Additional Shares"), or an equivalent amount of the same form of consideration into which all or substantially all of the shares of the Company's Common Stock have been converted or exchanged in connection with the Fundamental Change (other than cash paid in lieu of fractional interests in any security or pursuant to dissenters' rights), determined as set forth in
                  Section 5.5(f)(i)(B); provided, however, that a Fundamental Change for purposes of this Section 5.5(f)(i) will not be deemed to have occurred in the case of a merger or consolidation, if (x) at least 90% of the consideration (excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights) in the merger or consolidation consists of freely tradable common stock of a United States company traded on a national securities exchange (or which will be so traded or quoted when issued or exchanged in connection with such transaction) and
                  (y) as a result of such transaction or transactions the shares of Series A Convertible Preferred Stock become convertible solely into such common stock; and provided, further, that if holders of the Company's Common Stock receive or have the right to receive more than one form of consideration in connection with such Fundamental Change, then, for purposes of the foregoing, the forms of consideration in which the make-whole premium will be paid will be in proportion to the relative value of the different forms of consideration paid to the Company's common stockholders in connection with the Fundamental Change (and, if an election as to different forms


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                  of consideration is offered to holders of the Company's Common
                  Stock, in accordance with the election made as to such forms of consideration by the Holders of the Series A Convertible Preferred Stock being converted), all as determined in accordance with paragraph (B) below.


                                    (B)      The number of Additional Shares
                  referred to in Section 5.5(f)(i) shall be determined for the Series A Convertible Preferred Stock by reference to the table on Exhibit A, based on the price per share at which the Common Stock of the Company is being acquired (the "Acquisition Stock Price").

                                    (C)      The Acquisition Stock Prices set
                  forth in the first row of the table on Exhibit A (i.e., column headers) will be adjusted as of each date on which the Conversion Rate of the Series A Convertible Preferred Stock is adjusted. The adjusted Acquisition Stock Prices will equal the Acquisition Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to such Acquisition Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The initial number of Additional Shares set forth in the table on Exhibit A will be adjusted from time to time in the same manner as the Conversion Rate is adjusted from time to time in the manner provided under this Section 5.

                                    (D)      Upon a Fundamental Change which
                  takes place prior to May 25, 2017, the holder of each share of Series A Convertible Preferred Stock shall be entitled to receive upon conversion of each share, in addition to shares of Common Stock to which it is entitled based on the Conversion Rate, a number of Additional Shares per $1,000.00 of Liquidation Preference per share of the Series A Convertible Preferred Stock so converted which corresponds to the Acquisition Stock Price then in effect and date of such Fundamental Change as set forth in the table on Exhibit A.

                                    (E)      The exact "Acquisition Stock
                  Prices" and "Effective Dates" may not be set forth in the table on Exhibit A, in which case:


                                            (1)       If the Acquisition Stock
                                            Price is between two Acquisition
                                            Stock Price amounts in the table on
                                            Exhibit A or the Effective Date is
                                            between two Effective Dates in the
                                            table on Exhibit A, the number of
                                            Additional Shares will be determined
                                            by a straight-line interpolation
                                            between the number of Additional
                                            Shares set forth for the higher and
                                            lower Acquisition Stock Price
                                            amounts and the two dates, as
                                            applicable, based on a 365-day year.

                                            (2) If the Acquisition Sock Price is
                                            in excess of $60.00 per share
                                            (subject to adjustment), no
                                            Additional Shares will be issued
                                            upon conversion.

                                            (3) (C) If the Acquisition Stock
                                            Price is less than $30.00 (subject
                                            to adjustment), the number of
                                            Additional Shares issued on
                                            conversion will be the amount set
                                            forth in the farthest column on the
                                            left of the table which contains
                                            Additional Share numbers.


                                    (F)      If the Transaction Consideration
                  includes securities or other property other than cash, the value thereof for purposes of determining the Acquisition Stock Price shall be determined in good faith by the Board of Directors.

                           (ii) In addition, upon a Fundamental Change, any holder of shares of the Series A Convertible Preferred Stock will have the right to require the Company to purchase such holder's Series A Convertible Preferred Stock for 100% of the Liquidation Preference. Notwithstanding the foregoing, however, the holders of the Series A Convertible Preferred Stock will not have the right to require the Company to repurchase Series A Convertible Preferred Stock upon such Fundamental Change (i) unless such repurchase complies with the terms of the Company's then existing credit facilities, debt indentures and other debt instruments and (ii) unless and until the Board of Directors has approved such Fundamental Change or elected to take a neutral position with respect to such Fundamental Change.

                           (iii) A "Fundamental Change" is deemed to have occurred upon the occurrence of any of the following: (i) the sale, conveyance or disposition in one or a series of transactions of all or substantially all of the assets of the Company or of its significant subsidiaries to a third party, or any transaction that is subject to Rule 13e-3 of the Securities Exchange Act of 1934, as amended (ii) the consummation of a transaction by which any person or group, other than the Initial Investor or its affiliates, is or becomes the beneficial owner, directly or indirectly, of 50% or more of the securities issued by the Company having the power to vote (measured by voting power rather than number of shares) in the election of directors of the Company ("Voting Stock"), (iii) during any period of two consecutive years, the Continuing Directors (as defined below) cease for any reason to constitute a majority of the Board of Directors, or (iv) the consolidation, merger or other business combination of the Company with or into any other Person or Persons (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5); provided, however, that a Fundamental Change will not be deemed to have occurred in the case of clause (iv) above in the case of (a) a consolidation, merger or other business combination in which holders of the Company's Voting Stock immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the same relative percentage of the Voting Stock as before any such transaction and the Voting Stock of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, including pursuant to a holding company merger effected under Section 251(g) of the DGCL or any successor provision, or (b) a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

                           (iv)     "Continuing Directors" shall mean
         individuals who (i) at the beginning of the relevant two-year period of determination constituted the Board of Directors, together with (ii) any new directors whose election to the Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by the Initial Investor or by a vote of a majority of the directors who were either directors at the beginning of such period or approved pursuant to this clause (ii).

                  (g) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price pursuant to this Section 5.5, the Company, at its expense, shall cause its chief financial officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series A Convertible Preferred Stock at the holder's address as shown in the Company's books.

         5.6 Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of Series A Convertible Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of shares of Series A Convertible Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance to any holder of a fractional share, then, in lieu of any fractional share to which the holder would otherwise be entitled, the Company shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's Fair Market Value as of the date of conversion.

         5.7 Reservation of Stock Issuable Upon Conversion. The Board of Directors shall at all times reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights, dividends and other privileges aforesaid. For the purposes of this
Section 5.7, the number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock shall be computed as if all outstanding shares of Series A Convertible Preferred Stock were held by a single holder. The Company shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of, or payment of dividends on, all shares of Series A Convertible Preferred Stock at the time outstanding.

SECTION 6.    MISCELLANEOUS

         6.1 Notices. Any notice required by the provisions of the Certificate of Designation to be given to the holders of shares of the Series A Convertible Preferred Stock shall be deemed given upon the earlier of actual receipt or deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, or delivery by a recognized express courier, fees prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

         6.2 Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of the Series A Convertible Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of the Series A Convertible Preferred Stock so converted were registered.

         6.3 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Convertible Preferred Stock against impairment.

         6.4 No Reissuance of Preferred Stock. No share or shares of Series A Convertible Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

         6.5 No Preemptive Rights. No holder of Series A Convertible Preferred Stock shall have a right to purchase shares of capital stock of the Company sold or issued by the Company except to the extent that such a right may from time to time be set forth in a written agreement between the Company and any such holder of Series A Convertible Preferred Stock.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, said corporation has caused this Certificate of Designation, Preferences and Rights to be signed by Dan Bodner, President, and attested by Peter Fante, Secretary, as of this May 24, 2007.




                                                  /s/  Dan Bodner
                                                --------------------------------
                                                Name:  Dan Bodner
                                                Title: President


ATTESTED:


By:   /s/  Peter Fante
    --------------------------------
    Name:    Peter Fante
    Title:   Secretary























                 [SIGNATURE PAGE FOR CERTIFICATE OF DESIGNATION]

                                                                       EXHIBIT A

Capped Make-whole table: Additonal shares per $1,000
----------------------------------------------------

                                                       Acquisition Stock Price
                   ---------------------------------------------------------------------------------------------------
EFFECTIVE DATE     $30.00    $31      $32      $33       $34      $35      $40       $45      $50      $55       $60
----------------------------------------------------------------------------------------------------------------------
 May 25, 2007       3.70     3.39     3.10     2.83      2.59     2.37     1.54      1.03     0.73     0.54      0.00
 May 23, 2008       3.70     3.35     3.02     2.72      2.44     2.18     1.18      0.56     0.22     0.05      0.00
 May 25, 2009       3.70     3.32     2.97     2.64      2.34     2.06     0.92      0.09     0.00     0.00      0.00
 May 25, 2010       3.70     3.30     2.93     2.59      2.26     1.96     0.71      0.00     0.00     0.00      0.00
 May 25, 2011       3.70     3.30     2.92     2.56      2.22     1.91     0.56      0.00     0.00     0.00      0.00
 May 25, 2012       3.70     3.30     2.92     2.55      2.22     1.90     0.55      0.00     0.00     0.00      0.00
 May 24, 2013       3.70     3.29     2.92     2.56      2.22     1.90     0.55      0.00     0.00     0.00      0.00
 May 23, 2014       3.70     3.30     2.91     2.56      2.22     1.90     0.55      0.00     0.00     0.00      0.00
 May 25, 2015       3.70     3.29     2.91     2.55      2.22     1.90     0.55      0.00     0.00     0.00      0.00
 May 25, 2016       3.70     3.30     2.91     2.56      2.22     1.90     0.55      0.00     0.00     0.00      0.00
 May 25, 2017       3.70     3.30     2.91     2.56      2.22     1.90     0.55      0.00     0.00     0.00      0.00